UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 30, 2012

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34682	27-1449820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Prospect Ave.
Helena, MT 59601
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (406) 442-3080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On November 30, 2012, Eagle Bancorp Montana, Inc. (“Eagle Bancorp”) completed the previously announced acquisition of assets and assumption of liabilities of the Montana banking operations of Sterling Savings Bank, a Washington state-chartered bank (“Sterling”) pursuant to the Purchase and Assumption Agreement, dated June 29, 2012, by and between (i) Sterling and (ii) Eagle Bancorp and American Federal Savings Bank (“AFSB”, Eagle Bancorp and AFSB, collectively, “Eagle”).  Under the terms of the Agreement, Eagle acquired and assumed seven branch locations, certain deposit liabilities, and other assets and liabilities associated with such branch locations.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)  Exhibits:

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 30, 2012.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date:	November 30, 2012	By:	/s/ Peter J. Johnson
Peter J. Johnson
President and Chief Executive Officer